UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2021

TAKUNG ART CO., LTD

(Exact name of registrant as specified in its charter)

Delaware	001-38036	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 709 Tower 2 , Admiralty Centre, 18 Harcourt Road , Admiralty, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TKAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on May 28, 2021, Takung Art Co., Ltd, a Delaware corporation (the “Company”) and Cultural Objects Provenance Holdings Limited, a British Virgin Islands company with a subsidiary engaged in the operation of an NFT platform related to collectibles (“Cultural Objects”), entered into a securities purchase agreement (the “SPA”), pursuant to which the Company shall invest in Cultural Objects through paying certain purchase price (the “Original Purchase Price”) that consists of cash and the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”).

On August 21, 2021, the Company and Cultural Objects entered into an amendment to the SPA (the “Amendment”), pursuant to which the Original Purchase Price was amended to be (i) $500,000 in cash and the issuance by the Company to Cultural Objects of 771,040 restricted shares of the Common Stock in exchange for 54,100 common shares of Cultural Objects, and (ii) subject to the satisfaction of the conditions listed in the SPA, 787,440 unvested restricted shares of Common Stock in exchange for 32,460 unvested common shares of Cultural Objects.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure under Item 1.01 of this report is incorporated by reference herein. On September 15, 2021, all the closing conditions are satisfied and the transaction contemplated under the SPA and the Amendment was closed.

The foregoing description of the principal terms of the Amendment is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Amendment attached hereto as Exhibits 10.1, which is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to the Securities Purchase Agreement, dated August 21, 2021, by and between Takung Art Co., Ltd and Cultural Objects Provenance Holdings Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd

Date: September 15, 2021

/s/ Tracy Chui-Kam Ng
Name: Tracy Chui-Kam Ng
Title: Chief Financial Officer